                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             NETIA HOLDINGS II B.V.
                            OFFERS FOR ALL OUTSTANDING
                 13 1/2% SENIOR NOTES DUE 2009 (EURO DENOMINATED)
                                       AND
                13 1/8% SENIOR NOTES DUE 2009 (DOLLAR DENOMINATED)
                                 IN EXCHANGE FOR
            13 1/2% SERIES B SENIOR NOTES DUE 2009 (EURO DENOMINATED)
                                       AND
           13 1/8% SERIES B SENIOR NOTES DUE 2009 (DOLLAR DENOMINATED)

                           PURSUANT TO THE PROSPECTUS
                              DATED OCTOBER   , 1999
--------------------------------------------------------------------------------
    THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
       NOVEMBER 18, 1999, (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
                                       PRIOR
          TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                      STATE STREET BANK AND TRUST COMPANY

             BY MAIL:                    FACSIMILE TRANSMISSION NUMBER:                  BY HAND/OVERNIGHT DELIVERY:
    State Street Bank and Trust         (For Eligible Institutions Only)                 State Street Bank and Trust
              Company                            (617) 662-1452                                    Company
           P.O. Box 778                       Confirm by Telephone:                        Two Avenue de Lafayette
       Boston, MA 02102-0078                     (617) 662-1525                       5th Floor, Corporate Trust Window
     Attention: Kellie Mullen                 For Information Call:                         Boston, MA 02111-1724
                                                 (617) 662-1525                   Attention: Kellie Mullen/ Mackenzie Elijah

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
      TRANSMISSION OF INSTRUCTIONS BY ELIGIBLE INSTITUTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus, dated October   ,
1999 (the "Prospectus"), of Netia Holdings II B.V., a company incorporated with limited liability in The Netherlands (the "Issuer") and Netia Holdings S.A., a joint stock company organized under the laws of Poland ("Netia"), and this Letter of Transmittal (the "Letter"), which together constitute our offers (the "Exchange Offers") to exchange an aggregate principal amount of (i) up to [EURO]100,000,000 of our 13 1/2% Series B Senior Notes due 2009 (Euro Denominated), which have been registered under the Securities Act, and (ii) up to $100,000,000 of our 13 1/8% Series B Senior Notes due 2009 (Dollar Denominated), which have been registered under the Securities Act, (together, the "Registered Notes") for a like aggregate principal amount of (x) our issued and outstanding 13 1/2% Senior Notes due 2009, which have not been registered under the Securities Act, and (y) our issued and outstanding 13 1/8% Senior Notes due 2009, which have not been registered under the Securities Act, (together, the "Old Notes"), respectively.

    For each Euro-denominated or Dollar-denominated Old Note accepted for exchange, you will receive a Euro-denominated or Dollar-denominated Registered Note having a principal amount at maturity equal to that of the surrendered Old Note. Holders whose Old Notes are accepted for exchange will receive accrued interest thereon to, but not including, the date of issuance of the Registered Notes, such interest to be payable with the first interest payment on the Registered Notes. Interest on the Registered Notes will accrue from their respective dates of issuance. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or interest on the Old Notes. We reserve the right, at any time or from time to time, to extend the Exchange Offers at our discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offers are extended. We shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

    A holder of Old Notes must complete this Letter (except those holders delivering an Agent's Message in lieu thereof) either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers--

Procedures for Tendering--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    In lieu of delivering this Letter, an Agent's Message will constitute valid delivery. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from a participant tendering Old Notes that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by this Letter and that we may enforce such agreement against such participant.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

    List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

 ----------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OLD NOTES
 ----------------------------------------------------------------------------------------------------
                                                                          AGGREGATE
                                                                          PRINCIPAL       PRINCIPAL
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       CERTIFICATE        AMOUNT          AMOUNT
              (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*    OF OLD NOTE(S)    TENDERED**
----------------------------------------------------------------------------------------------------

                                                         --------------------------------------------

                                                         --------------------------------------------

                                                         --------------------------------------------

                                                         --------------------------------------------

                                                         --------------------------------------------

                                                         --------------------------------------------

                                                         --------------------------------------------
                                                            TOTAL

----------------------------------------------------------------------------------------------------

 * Need not be completed if Old Notes are being tendered by book-entry transfer.

 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of [EURO]1,000 or $1,000, as applicable, and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________
    Account Number _____________________________________________________________
    Transaction Code Number ____________________________________________________
/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________
    Window Ticket No. (if any) _________________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which Guaranteed Delivery ______________________________ If delivered by Book-Entry Transfer, complete the following:

    Account Number _____________________________________________________________
    Transaction Code Number ____________________________________________________
/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name ________________________________Address _______________________________
    BY ACKNOWLEDGING THAT IT WILL DELIVER AND BE DELIVERING A PROSPECTUS, YOU WILL NOT BE DEEMED TO ADMIT THAT YOU ARE AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    1. Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

    2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Old Notes are accepted by the Issuer. The undersigned hereby further represents that: (i) any Registered Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, (ii) that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes, (iii) that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Registered Notes and (iv) that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuer.

    3. The undersigned also acknowledges that the Exchange Offers are being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") set forth in no-action letters issued to third parties, that the Registered Notes issued in exchange for the Old Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is our "affiliate" within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such Registered Notes are acquired in the ordinary course of such holders' business, (ii) such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes and (iii) such holders have no arrangements or understandings with any person to participate in the distribution of such Registered Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    4. The undersigned will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers--Withdrawal Rights" section of the Prospectus. See Instruction 9.

    5. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send any Registered Notes that are issued in certificated form (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

    THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFERS IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER, THE PROSPECTUS SHALL PREVAIL.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY IF certificates for Old Notes not exchanged and/or Registered Notes are to be sent to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
 Issue: / / Registered Notes and/or / / Old Notes to:

 Name(s): _____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 ______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

 / / Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

                                      __
                         (BOOK-ENTRY TRANSFER FACILITY
                        ACCOUNT NUMBER, IF APPLICABLE)

-------------------------------------------------------------
-------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY IF certificates for Old Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes' on this Letter above.

 Mail: / / Registered Notes and/or / / Old Notes to:

 Name(s): _____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 ______________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

   IMPORTANT: THIS LETTER (OR AN AGENT'S MESSAGE IN LIEU THEREOF) OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

   --------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

  x                                                                                            1999
  x                                                                                            1999
  x                                                                                            1999
                      SIGNATURE(S) OF OWNER                                       DATE

  Area Code and Telephone Number _____________________________________________

      If a holder is tendering any Old Notes in certificated form, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such name appears on a security position listing as the owner of the Old Notes, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Employer Identification or Social Security Number __________________________
                                       (PLEASE COMPLETE SUBSTITUTE FORM W-9,
                                                         IF APPLICABLE.
                                       SEE "IMPORTANT TAX INFORMATION" BELOW)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed by
  an Eligible Institution: ___________________________________________________
                             (Authorized Signature)

  ____________________________________________________________________________
                                    (Title)

  ____________________________________________________________________________
                                (Name and Firm)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

    1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY
PROCEDURES. Holders of Old Notes must complete this Letter (except those holders delivering an Agent's Message in lieu thereof) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees (unless an Agent's Message is transmitted in lieu thereof), and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of [EURO]1,000 or $1,000, as applicable, or any integral multiple thereof.

(a) Book-Entry Interests

    The Old Notes were issued as global securities in fully registered form without interest coupons. Beneficial interests in the global securities, held by direct or indirect participants in DTC, Euroclear or Cedelbank, are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC, Euroclear or Cedelbank, as applicable, with respect to its participants.

    If you hold your Old Notes in the form of book-entry interests and you wish to tender your Old Notes for exchange pursuant to the exchange offer, you must transmit to the Exchange Agent on or prior to the Expiration Date either:

        (1) a written or facsimile copy of this Letter, a properly completed and duly executed, including all other documents required by this Letter, to the Exchange Agent at the address set forth on the cover page of this Letter; or

        (2) a computer-generated message transmitted by means of DTC's Automated Tender Offer Program system with respect to the Senior Dollar Notes, or such similar system of Euroclear or Cedelbank with respect to the Senior Euro Notes, and received by the Exchange Agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of this Letter.

    In addition, in order to deliver Old Notes held in the form of book-entry interests:

        (A) a timely confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC or Euroclear and/or Cedelbank pursuant to the procedure for book-entry transfers described below under "--Book-Entry Transfer" must be received by the Exchange Agent prior to the Expiration Date; or

        (B) you must comply with the guaranteed delivery procedures described below.

    THE METHOD OF DELIVERY OF OLD NOTES AND THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT YOUR ELECTION AND RISK. INSTEAD OF DELIVERY BY MAIL, WE RECOMMEND THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. YOU SHOULD NOT SEND THE LETTER OF TRANSMITTAL OR OLD NOTES TO US. YOU MAY REQUEST YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, OR NOMINEE TO EFFECT THE ABOVE TRANSACTIONS FOR YOU.

(b) Definitive Notes

    Only registered holders of Definitive Notes in the form of certificates may tender those notes in the Exchange Offers. If your Old Notes are Definitive Notes and you wish to tender those notes for exchange pursuant to the exchange offers, you must transmit to the Exchange Agent on or prior to the Expiration Date, a written or facsimile copy of this Letter, properly completed and duly executed, including all other required documents, to the address set forth above. In addition, in order to validly tender your Definitive Notes:

        (1) the Definitive Notes must be received by the Exchange Agent prior to the expiration date or

        (2) you must comply with the guaranteed delivery procedures described below.

    Noteholders whose Old Notes which are Definitive Notes and whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers--Procedures for Tendering--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below); (ii) on or prior to 12:00 Midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu thereof) and Notice of Guaranteed Delivery (or an Agent's Message with respect to guaranteed delivery in lieu thereof), substantially in the form provided by us (by facsimile transmission (if available to such holder), mail or hand delivery). The Notice of Guaranteed Delivery must set forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, state that the tender is being made thereby and guarantee that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (including by means of an Agent's Message), as the case may be, together with this Letter (or a facsimile hereof or an Agent's Message in lieu thereof) and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

    See "The Exchange Offers" section in the Prospectus.

    2. PARTIAL TENDERS. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless we waive the condition, in such an instance you must submit with this Letter evidence satisfactory to us of their authority to so act.

    Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

    Signatures on the Letter need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter has not been completed.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter. Tendering holders of Old Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offers and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

    5. TRANSFER TAXES. We will pay all transfer taxes, if any, applicable to the transfer of Old Notes to us or our order pursuant to the Exchange Offers. If, however, Registered Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

    6. WAIVER OF CONDITIONS. We reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

    7. NO CONDITIONAL TENDERS. We will not accept any alternative, conditional, irregular or contingent tenders. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

    Although we intend to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

    8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes were Definitive Notes and whose certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    9. WITHDRAWAL OF TENDERS. Tenders of Old Notes may be withdrawn at any time prior to 12:00 Midnight, New York City time, on the Expiration Date.

    For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 12:00 Midnight, New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 12:00 Midnight, New York City time, on the Expiration Date.

    We will determine all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes in our sole discretion, and our determination will be final and binding on all parties. We reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. Our interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter) will be final and binding on all parties.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                           IMPORTANT TAX INFORMATION

    Under current federal income tax law, to prevent backup withholding on any Registered Notes delivered pursuant to the Exchange Offers and any payments made in respect of the Registered Notes, a holder of Registered Notes generally is required to provide us (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise to establish a basis for exemption from backup withholding. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If a holder required to do so fails to provide us with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

    Certain holders of Registered Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9.

    A FOREIGN INDIVIDUAL MAY QUALIFY AS AN EXEMPT RECIPIENT BY SUBMITTING TO US, THROUGH THE EXCHANGE AGENT, A PROPERLY COMPLETED INTERNAL REVENUE SERVICE FORM W-8 SIGNED UNDER PENALTY OF PERJURY, ATTESTING TO THE HOLDER'S EXEMPT STATUS. SEE THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON THE ATTACHED SUBSTITUTE FORMS W-9 AND W-8 FOR ADDITIONAL INSTRUCTIONS.

    If backup withholding applies, we are required to withhold 31% of any payment made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on any Registered Notes delivered pursuant to the Exchange Offers and any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide us, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                               PAYOR'S NAME: STATE STREET BANK AND TRUST, N.A.

SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
FORM W-9                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        Social Security Number(s)
DEPARTMENT OF THE TREASURY                                                                    OR
INTERNAL REVENUE SERVICE
                                                                                   Employer Identification
                                                                                          Number(s)
PAYOR'S REQUEST FOR         PART 2--CERTIFICATION--Under penalties of perjury,  PART 3
TAXPAYER                    I certify that:                                     Awaiting TIN
IDENTIFICATION              (1)  The number shown on this form is my current
NUMBER ("TIN")                   taxpayer identification number (or I am
                                 waiting for a number to be issued to me), and

                            (2)  I am not subject to backup withholding
                            because: (a) I am an exempt holder, (b) I have not
                                 been notified by the Internal Revenue Service
                                 (the "IRS") that I am subject to backup
                                 withholding as a result of a failure to
                                 report all interest or dividends, or (c) the
                                 IRS has notified me that I am no longer
                                 subject to backup withholding.
                            CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE   DATE , 1999

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE REGISTERED NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFERS AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE REGISTERED NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 Signature ____________________________  Date ___________________________, 1999

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